UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

SINO AGRO FOOD, INC.
 (Exact name of small business issuer as specified in its charter)

Commission File No. 000-54191

Nevada (State or other Jurisdiction of Incorporation or Organization)	33-1219070 (I.R.S. Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (860) 20-22057860

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
The Sourlis Law Firm
Joseph M. Patricola, Esq.
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Direct: (732) 618-2843
Office: (732) 530-9007
Fax: (732) 530-9008
JoePatricola@SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Issuance of Shares to Ironridge Global IV, Ltd.

On November 15, 2011, Sino Agro Food, Inc. (the “Company”) issued approximately Six Million, Nine Hundred Seventy Five Thousand (6,975,000) shares of the Company’s common stock, par value $0.001, subject to adjustment as described below (the “Ironridge Shares”) to Ironridge Global IV, Ltd. (“Ironridge”), in settlement of $3,021,505.65 in accounts payable of the Company (the “Claim Amount”), plus attorney fees and costs. The issuance is exempt from the registration requirements of the Securities Act, pursuant to Securities Act Section 3(a)(10) as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions.

The Ironridge Shares were issued pursuant to an Order Approving Stipulation for Settlement of Claims (the “Order”) between the Company and Ironridge entered by the Superior Court for the State of California, County of Los Angeles, West District (Case No. SC114815) on November 10, 2011, in settlement of bona fide accounts payable of the Company purchased by Ironridge from creditors of the Company in the aggregate amount equal to the Claim Amount, plus fees and costs.

The calculation period for this transaction is defined as that number of consecutive trading days following the Issuance Date ( herein defined as “November 15, 2011”) required for the aggregate trading volume of the Common Stock, as reported by Bloomberg LP, to exceed $9 million (the "Calculation Period"). Pursuant to the agreed Order, Ironridge will retain that number of shares (the “Final Amount”) with an aggregate value equal to (a) the sum of the Claim Amount plus $302,150.56 and reasonable attorney fees through the end of the Calculation Period, (b) divided by 80% of the following: the volume weighted average price (“VWAP”) of the Common Stock over the length of the Calculation Period, as reported by Bloomberg, not to exceed the arithmetic average of the individual daily VWAPs of any five trading days during the Calculation Period.

For every million shares that trade during the Calculation Period, or if at any time during the Calculation Period a daily VWAP is below 80% of the closing price on the day before the Issuance Date, the Company will immediately issue additional shares (each, an "Additional Issuance"), subject to the limitation in the paragraph below. At the end of the Calculation Period, (a) if the sum of the Initial Issuance and any Additional Issuance is less than the Final Amount, Company shall immediately issue additional shares to Ironridge, up to the Final Amount, and (b) if the sum of the Initial Issuance and any Additional Issuance is greater than the Final Amount, Ironridge shall promptly return any remaining shares to the Company and its transfer agent for cancellation.

Under no circumstances shall the Company issue to Ironridge a number of Shares in connection with the Settlement of the Claim which, when aggregated with all shares of Common Stock then owned or beneficially owned or controlled by Ironridge and its affiliates, at any one time exceed 9.99% of the total number of shares of Common Stock then issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO AGRO FOOD, INC.

Date.: November 15, 2011	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer